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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported)    JUNE 8, 2007

                            THE PENN TRAFFIC COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           001-9930                                     25-0716800
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    (Commission File Number)                (IRS Employer Identification No.)

           1200 STATE FAIR BOULEVARD
              SYRACUSE, NEW YORK                          13221-4737
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (315) 453-7284
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               Effective June 8, 2007, each of Kurt Cellar and Scott Sozio were appointed to the Company's Board of Directors.



ITEM 7.01      REGULATION FD DISCLOSURE

               On June 8, 2007, the Company issued a press release with regard to the matter discussed in Item 5.02. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

               (d) The following is attached as an exhibit to this Current Report on Form 8-K:

         EXHIBIT           DESCRIPTION
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         99.1              Press Release dated June 8, 2007.




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                                SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.



                                             THE PENN TRAFFIC COMPANY



                                             By: /s/ Daniel J. Mahoney
                                                 --------------------------
                                                 Name:  Daniel J. Mahoney
                                                 Title: VP, General Counsel

Dated:  June 8, 2007


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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Press Release dated June 8, 2007.